Diversified Healthcare Trust Third Quarter 2024 Financial Results and Supplemental Information November 4, 2024 Pueblo Norte Senior Living 7090 East Mescal Street Scottsdale, AZ Exhibit 99.2

Q3 2024 2 FINANCIAL RESULTS Diversified Healthcare Trust Announces Third Quarter 2024 Financial Results ............................................................................................ 3 Third Quarter 2024 Highlights ................................................................................................................................................................................ 4 Third Quarter 2024 Results ...................................................................................................................................................................................... 5 FINANCIALS Key Financial Data ..................................................................................................................................................................................................... 6 Condensed Consolidated Balance Sheets ............................................................................................................................................................ 7 Condensed Consolidated Statements of Income (Loss) .................................................................................................................................... 8 Condensed Consolidated Statements of Income (Loss) (Additional Data) ..................................................................................................... 9 DEBT AND LEVERAGE Debt Summary ... 10 Debt Maturity Schedule ........................................................................................................................................................................................... 11 Leverage Ratios, Coverage Ratios and Bond Covenants ................................................................................................................................... 12 INVESTMENTS Summary of Capital Expenditures .......................................................................................................................................................................... 13 Redevelopment Information .................................................................................................................................................................................... 14 Property Dispositions Information Since January 1, 2024 ................................................................................................................................. 15 Investments in Unconsolidated Joint Ventures .................................................................................................................................................... 16 PORTFOLIO INFORMATION Portfolio Summary by Geographic Diversification and Property Type ........................................................................................................... 18 Portfolio Summary ..................................................................................................................................................................................................... 19 Medical Office and Life Science Portfolio and Same Property - Results of Operations .............................................................................. 20 SHOP Units by Operator .......................................................................................................................................................................................... 22 SHOP Segment and Same Property - Results of Operations ............................................................................................................................ 23 SHOP Segment - Five Star and Other Operator Managed Communities Results of Operations .............................................................. 24 Senior Living NOI by Manager ................................................................................................................................................................................ 25 Senior Living Results of Operations by Location ................................................................................................................................................. 26 Portfolio Leasing Summary ...................................................................................................................................................................................... 27 Tenants Representing 1% or More of Total Annualized Rental Income ......................................................................................................... 28 Medical Office and Life Science Portfolio Lease Expiration Schedule ............................................................................................................ 29 Non-Segment Lease Expiration Schedule ............................................................................................................................................................. 30 APPENDIX Company Profile and Research Coverage ............................................................................................................................................................ 31 Governance Information........................................................................................................................................................................................... 32 Calculation and Reconciliation of NOI and Cash Basis NOI .............................................................................................................................. 33 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment ....... 34 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre ............................................................................................ 35 Calculation and Reconciliation of FFO, Normalized FFO and CAD ................................................................................................................. 36 Non-GAAP Financial Measures and Certain Definitions .................................................................................................................................... 38 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ........................................................................................................................................................................ 43 Table of Contents All amounts in this presentation are unaudited. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Investor Relations Contact: Timothy Bonang, Senior Vice President (617) 796-8234 ir@dhcreit.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634

Q3 2024 3 "We continued to make progress on our strategic initiatives in the third quarter, including improving SHOP performance and reducing debt leverage. While SHOP NOI in the quarter was less than we forecasted, we did achieve growth in SHOP occupancy and average monthly rate in the quarter. We have also recently expanded our disposition program and currently have under agreements or letters of intent to sell 28 properties for gross proceeds of $348.1 million, including the previously announced opportunistic sale of 18 triple net leased senior living communities for $135 million, or more than $150,000 per unit. These initiatives, including active asset management of our portfolio, are pillars to strengthen performance, improve the balance sheet and position the Company for long-term success and value creation." Christopher Bilotto, President and Chief Executive Officer Diversified Healthcare Trust Announces Third Quarter 2024 Financial Results RETURN TO TABLE OF CONTENTS Newton, MA (November 4, 2024): Diversified Healthcare Trust (Nasdaq: DHC) today announced its financial results for the quarter ended September 30, 2024. Distribution On October 16, 2024, DHC declared a quarterly distribution on its common shares of $0.01 per share to shareholders of record as of the close of business on October 28, 2024. This distribution will be paid on or about November 14, 2024. Conference Call A conference call to discuss DHC's third quarter 2024 financial results will be held on Tuesday, November 5, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 329-4297 or (412) 317-5435 (if calling from outside the United States and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 2948330. A live audio webcast of the conference call will also be available in a listen-only mode on DHC's website, at www.dhcreit.com. The archived webcast will be available for replay on DHC's website after the call. The transcription, recording and retransmission in any way of DHC's third quarter conference call are strictly prohibited without the prior written consent of DHC. About Diversified Healthcare Trust DHC is a real estate investment trust, or REIT, focused on owning high-quality healthcare properties located throughout the United States. DHC seeks diversification across the health services spectrum by care delivery and practice type, by scientific research disciplines and by property type and location. As of September 30, 2024, DHC’s approximately $7.2 billion portfolio included 368 properties in 36 states and Washington, D.C., occupied by approximately 500 tenants, and totaling approximately 8.2 million square feet of medical office and life science properties and more than 27,000 senior living units. DHC is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with nearly $41 billion in assets under management as of September 30, 2024 and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. DHC is headquartered in Newton, MA. For more information, visit www.dhcreit.com.

Q3 2024 4 Financial Results Third Quarter 2024 Highlights RETURN TO TABLE OF CONTENTS Operating Update Liquidity, Financing and Investing Activities • Net loss of $98.7 million, or $0.41 per share. • Normalized FFO of $4.0 million, or $0.02 per share. • Leased 82,595 square feet in DHC's Medical Office and Life Science Portfolio at weighted average rents that were 4.8% higher than prior rents for the same space. • Year over year third quarter SHOP occupancy increased 100 basis points to 79.4% and average monthly rates increased by 5.4%, resulting in a 6.4% increase in SHOP revenues. • Consolidated SHOP NOI increased 32.6% year over year to $27.4 million, including a margin increase of 170 basis points. • Approximately $261.4 million of cash and cash equivalents and restricted cash. • Sold two properties in July for $21.3 million and one property in November for $6.6 million. DHC is currently under agreements or letters of intent to sell 28 properties for gross proceeds of $348.1 million. Approximately $302.1 million of the gross proceeds are required to be used to partially redeem DHC's senior secured notes due 2026. Same Property Cash Basis NOI For the Three Months Ended (dollars in thousands) September 30, 2024 June 30, 2024 Change September 30, 2023 Change Medical Office and Life Science Portfolio $ 29,035 $ 30,776 (5.7) % $ 29,090 (0.2) % SHOP 30,414 30,381 0.1% 21,970 38.4 % Non-Segment 6,365 5,638 12.9% 5,603 13.6 % Consolidated $ 65,814 $ 66,795 (1.5) % $ 56,663 16.1 % As of and for the three months ended September 30, 2024, unless otherwise noted

Q3 2024 5 Third Quarter 2024 Results RETURN TO TABLE OF CONTENTS For the Three Months Ended Financial Results September 30, 2024 June 30, 2024 Change September 30, 2023 Change Net loss $ (98,689) $ (97,861) (0.8) % $ (65,779) (50.0) % Net loss per share $ (0.41) $ (0.41) 0.0% $ (0.28) (46.4) % Normalized FFO $ 4,026 $ 6,830 (41.1) % $ 8,346 (51.8) % Normalized FFO per share $ 0.02 $ 0.03 (33.3) % $ 0.03 (33.3) % Adjusted EBITDAre $ 66,817 $ 68,895 (3.0) % $ 58,809 13.6 % As of and For the Three Months Ended September 30, 2024 June 30, 2024 Basis Point Change September 30, 2023 Basis Point Change Occupancy Medical Office and Life Science Portfolio 80.8% 81.5% (70) 85.8% (500) SHOP 79.4% 79.0% 40 78.4% 100 Same Property Occupancy Medical Office and Life Science Portfolio 87.8% 89.3% (150) 93.7% (590) SHOP 80.3% 79.9% 40 79.0% 130 (dollars in thousands, except per share data)

Q3 2024 6 Key Financial Data RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Selected Balance Sheet Data: Total gross assets $ 7,395,888 $ 7,440,385 $ 7,410,364 $ 7,466,979 $ 7,496,204 Total assets $ 5,285,196 $ 5,333,447 $ 5,348,037 $ 5,446,136 $ 5,530,256 Total liabilities $ 3,236,792 $ 3,184,133 $ 3,099,334 $ 3,109,245 $ 3,088,730 Total equity $ 2,048,404 $ 2,149,314 $ 2,248,703 $ 2,336,891 $ 2,441,526 Selected Income Statement Data: Total revenues $ 373,640 $ 371,392 $ 370,776 $ 361,535 $ 356,524 Net loss $ (98,689) $ (97,861) $ (86,259) $ (102,564) $ (65,779) NOI $ 63,943 $ 67,327 $ 63,172 $ 58,124 $ 58,092 Adjusted EBITDAre $ 66,817 $ 68,895 $ 64,060 $ 59,189 $ 58,809 FFO $ (3,366) $ 14,563 $ 2,588 $ 5,645 $ 4,670 Normalized FFO $ 4,026 $ 6,830 $ 3,523 $ 8,079 $ 8,346 CAD $ (12,807) $ (5,766) $ 2,411 $ (45,006) $ (33,586) Rolling four quarter CAD $ (61,168) $ (81,947) $ (89,498) $ (112,582) $ (114,165) Per Share Data (basic and diluted): Net loss $ (0.41) $ (0.41) $ (0.36) $ (0.43) $ (0.28) FFO $ (0.01) $ 0.06 $ 0.01 $ 0.02 $ 0.02 Normalized FFO $ 0.02 $ 0.03 $ 0.01 $ 0.03 $ 0.03 CAD $ (0.05) $ (0.02) $ 0.01 $ (0.19) $ (0.14) Rolling four quarter CAD $ (0.25) $ (0.34) $ (0.38) $ (0.48) $ (0.49) Dividends: Annualized dividend declared per common share $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 1.0% 1.3% 1.6% 1.1% 2.1 % Normalized FFO payout ratio 50.0% 33.3% 100.0% 33.3% 33.3 % CAD payout ratio (20.0) % (50.0) % 100.0% (5.3) % (7.1) % Rolling four quarter CAD payout ratio (16.0) % (11.8) % (10.5) % (8.3) % (8.2) % (dollars in thousands, except per share data) The Gables at Winchester 299 Cambridge Street Winchester, MA

Q3 2024 7 September 30, 2024 December 31, 2023 Assets Real estate properties: Land $ 623,322 $ 652,977 Buildings and improvements 6,049,365 6,165,490 Total real estate properties, gross 6,672,687 6,818,467 Accumulated depreciation (2,110,692) (2,020,843) Total real estate properties, net 4,561,995 4,797,624 Investments in unconsolidated joint ventures 110,513 129,916 Assets of properties held for sale 81,163 9,447 Cash and cash equivalents 256,527 245,939 Restricted cash 4,873 1,022 Equity method investment 23,758 — Acquired real estate leases and other intangible assets, net 27,868 33,948 Other assets, net 218,499 228,240 Total assets $ 5,285,196 $ 5,446,136 Liabilities and Shareholders' Equity Senior secured notes, net $ 801,315 $ 731,211 Senior unsecured notes, net 2,016,140 2,072,618 Secured debt and finance leases, net 127,836 13,020 Liabilities of properties held for sale 2,617 32 Accrued interest 22,589 22,847 Other liabilities 266,295 269,517 Total liabilities 3,236,792 3,109,245 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 241,281,373 and 240,423,898 shares issued and outstanding, respectively 2,413 2,405 Additional paid in capital 4,619,990 4,618,470 Cumulative net income 1,495,469 1,778,278 Cumulative other comprehensive income 8 — Cumulative distributions (4,069,476) (4,062,262) Total shareholders' equity 2,048,404 2,336,891 Total liabilities and shareholders' equity $ 5,285,196 $ 5,446,136 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS 4 Maguire Road Lexington, MA 47071 Bayside Parkway Fremont, CA

Q3 2024 8 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 Revenues: Rental income $ 61,635 $ 63,390 $ 187,155 $ 191,201 Residents fees and services 312,005 293,134 928,653 857,572 Total revenues 373,640 356,524 1,115,808 1,048,773 Expenses: Property operating expenses 309,697 298,432 921,366 870,740 Depreciation and amortization 68,959 67,236 207,449 200,430 General and administrative 13,933 6,954 27,763 20,111 Acquisition and certain other transaction related costs 331 3,676 2,243 9,812 Impairment of assets 23,031 1,156 41,718 18,380 Total expenses 415,951 377,454 1,200,539 1,119,473 Gain (loss) on sale of properties 111 — (18,976) 1,233 Gains on equity securities, net — — — 8,126 Interest and other income 2,575 3,243 7,215 12,572 Interest expense (including net amortization of debt discounts, premiums and issuance costs of $26,188, $2,293, $76,642 and $6,616, respectively) (59,443) (47,758) (175,721) (142,922) Loss on modification or early extinguishment of debt — — (209) (1,075) Loss before income tax expense and equity in net earnings (losses) of investees (99,068) (65,445) (272,422) (192,766) Income tax expense (148) (189) (505) (379) Equity in net earnings (losses) of investees 527 (145) (9,882) 2,137 Net loss $ (98,689) $ (65,779) $ (282,809) $ (191,008) Weighted average common shares outstanding (basic and diluted) 239,667 238,892 239,396 238,722 Per common share data (basic and diluted): Net loss $ (0.41) $ (0.28) $ (1.18) $ (0.80) Condensed Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS (amounts in thousands, except per share data)

Q3 2024 9 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 Additional Data: General and administrative expenses / total assets (at end of period) 0.3% 0.1% 0.5% 0.4 % Business management incentive fees included in general and administrative expenses $ 6,934 $ — $ 6,934 $ — Non-cash straight line rent adjustments included in rental income $ 658 $ 676 $ 1,605 $ (1,333) Lease value amortization included in rental income $ (27) $ (22) $ (84) $ 264 Lease termination fees included in rental income $ — $ 413 $ 203 $ 2,900 Non-cash share based compensation $ 925 $ 666 $ 2,423 $ 1,500 Non-cash amortization included in property operating expenses $ 199 $ 199 $ 597 $ 597 Non-cash amortization included in general and administrative expenses $ 744 $ 744 $ 2,231 $ 2,231 Condensed Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS

Q3 2024 10 Coupon Interest Principal Maturity Due at Years to Rate Rate Balance Date Maturity Maturity Unsecured Fixed Rate Debt: Senior unsecured notes due 2025 (1) (2) 9.750% 9.750% $ 440,000 6/15/2025 $ 440,000 0.7 Senior unsecured notes due 2028 4.750% 4.966% 500,000 2/15/2028 500,000 3.4 Senior unsecured notes due 2031 (2) 4.375% 4.375% 500,000 3/1/2031 500,000 6.4 Senior unsecured notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 17.8 Senior unsecured notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 21.4 Weighted average rate / total unsecured fixed rate debt 6.070% 6.123% 2,040,000 2,040,000 8.2 Secured Fixed Rate Debt: Senior secured notes due 2026 (2) (3) (4) (5) (6) 0.000% 0.000% 940,534 1/15/2026 940,534 1.3 Finance leases - 2 properties 7.700% 7.700% 2,743 4/30/2026 155 1.6 Mortgage - secured by eight properties 6.864% 6.864% 120,000 6/11/2034 120,000 9.7 Mortgage - secured by one property 6.444% 6.444% 7,889 7/6/2043 60 18.8 Weighted average rate / total secured fixed rate debt 0.836% 0.836% 1,071,166 1,060,749 2.4 Weighted average rate / total debt 4.268% 4.303% $ 3,111,166 $ 3,100,749 6.2 Debt Summary (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2024 (1) DHC has the option to redeem all or a portion of its senior unsecured notes due 2025 at any time at a set redemption price, which, as of June 15, 2024, equaled 100% of the principal amount to be redeemed. (2) As of September 30, 2024, all of DHC's senior unsecured notes due 2025 and senior unsecured notes due 2031 were fully and unconditionally guaranteed, on a joint, several and senior unsecured basis, by all of DHC's subsidiaries except certain excluded subsidiaries, and all of DHC's senior secured notes due 2026 were fully and unconditionally guaranteed, on a joint, several and senior secured basis, by certain of DHC's subsidiaries, and on a joint, several and unsecured basis, by DHC's other subsidiaries, except for certain excluded subsidiaries. The senior secured notes and the related guarantees on a senior secured basis are secured by a first priority lien and security interest in each of the collateral properties and 100% of the equity interests in each of the collateral guarantors. The notes and the guarantees (other than the senior secured notes and the related guarantees on a senior secured basis) are effectively subordinated to all of DHC's and the subsidiary guarantors' secured indebtedness, respectively, to the extent of the value of the applicable collateral, and the notes and the related guarantees are structurally subordinated to all indebtedness and other liabilities and any preferred equity of DHC's subsidiaries that do not guarantee the notes. (3) No cash interest will accrue on these senior secured notes prior to maturity. The accreted value of these senior secured notes will increase at a rate of 11.25% per annum compounded semiannually on January 15 and July 15 of each year, such that the accreted value will equal the principal amount at maturity. (4) Summary information of the properties securing these senior notes are as follows as of September 30, 2024: • Properties: 95 (63 Medical Office/Life Science; 22 triple net leased senior living; 10 triple net leased wellness centers) • Sq. Ft. / Units: 5,788 sq. ft. / 1,529 units • Q3 2024 NOI: $27,165 • Gross book value of real estate assets: $1,617,550 • Occupancy (Medical Office and Life Science Portfolio): 90.2% • Rent coverage (triple net senior living and wellness centers): 2.06x • Weighted average lease term: 6.6 years (5) DHC has entered into agreements or letters of intent to sell 22 of the properties that secure its senior secured notes due 2026 for an aggregate sales price of $302,100, excluding closing costs. DHC is required to use the proceeds from these sales to partially redeem these senior secured notes. DHC expects the sale of these 22 properties to occur during the fourth quarter of 2024 and the first quarter of 2025. (6) DHC has a one-time option to extend the maturity date of these senior secured notes by one year, to January 15, 2027, subject to satisfaction of certain conditions and payment of an extension fee. If DHC exercises this option, interest payments will be due semiannually during the extension period at an initial interest rate of 11.25% with increases of 50 basis points every 90 days these senior secured notes remain outstanding.

Q3 2024 11 $440,000 $500,000 $500,000 $600,000 $458 $1,950 $941,390 $257 $274 $292 $312 $332 $354 $125,547 Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 Debt Maturity Schedule (1) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2024 (1) Includes $2,743 of finance lease obligations due through April 2026. (2) DHC has entered into agreements or letters of intent to sell 22 of the properties that secure its $940,534 senior secured notes due 2026 for an aggregate sales price of $302,100, excluding closing costs. DHC is required to use the proceeds from these sales to partially redeem these senior secured notes. DHC expects the sale of these 22 properties to occur during the fourth quarter of 2024 and the first quarter of 2025. (3) DHC has a one-time option to extend the maturity date of its $940,534 senior secured notes due 2026 by one year, to January 15, 2027, subject to satisfaction of certain conditions and payment of an extension fee. If DHC exercises this option, interest payments will be due semiannually during the extension period at an initial interest rate of 11.25% with increases of 50 basis points every 90 days these senior secured notes remain outstanding. (2) (3)

Q3 2024 12 Leverage Ratios, Coverage Ratios and Bond Covenants RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Leverage Ratios: Net debt / total gross assets 38.6% 38.3% 38.4% 37.6% 33.8% Net debt / gross book value of real estate assets 39.8% 39.5% 39.5% 38.9% 35.3% Secured debt / total assets 20.3% 20.1% 17.8% 17.5% 8.4% Variable rate debt / net debt —% —% —% —% 17.7% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 10.6x 10.2x 10.8x 12.3x 10.6x Adjusted EBITDAre / interest expense 1.1x 1.2x 1.1x 1.2x 1.2x As of and For the Trailing Twelve Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Bond Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt - required minimum 150.0% 264.7% 267.5% 271.2% 274.5% 261.4% Incurrence Covenants Total debt / adjusted total assets - allowable maximum 60.0% 41.4% 41.2% 40.6% 40.3% 37.0% Secured debt / adjusted total assets - allowable maximum 40.0% 14.3% 14.2% 12.7% 12.6% 6.1% Consolidated income available for debt service / debt service - required minimum 1.50x (1) 1.76x 1.76x 1.64x 1.64x 1.17x 701 East County Line Road Greenwood, IN (1) DHC's ratio of consolidated income available for debt service to debt service is presented on a pro forma basis. Beginning with the December 31, 2023 period, DHC's ratio of consolidated income available for debt service to debt service is presented on a pro forma basis to reflect the proceeds from the issuance of $940.5 million of zero coupon senior secured notes due 2026. DHC used the net proceeds from this issuance to repay in full its then existing $450.0 million secured credit facility and to redeem $250.0 million of its senior notes due 2024. Beginning with the June 30, 2024 period, DHC's ratio of consolidated income available for debt service to debt service is presented on a pro forma basis to reflect the proceeds from the $120.0 million mortgage loan executed in May 2024 with a maturity date in June 2034. DHC used $60.0 million of net proceeds from this loan to partially redeem its then outstanding $500.0 million senior notes due 2025.

Q3 2024 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Medical Office and Life Science Portfolio: Lease related costs $ 3,504 $ 6,409 $ 6,029 $ 13,349 $ 8,689 Building improvements 1,359 1,852 919 5,531 4,036 Recurring capital expenditures - Medical Office and Life Science Portfolio 4,863 8,261 6,948 18,880 12,725 SHOP fixed assets and capital improvements 27,923 21,623 10,091 32,952 25,978 Wellness centers lease related costs 5,488 4,591 6,923 4,928 3,909 Total recurring capital expenditures $ 38,274 $ 34,475 $ 23,962 $ 56,760 $ 42,612 Medical Office and Life Science Portfolio avg. sq. ft. during period 8,294 8,442 8,710 8,710 8,803 SHOP avg. units managed during period 25,191 25,225 25,256 25,256 25,312 Medical Office and Life Science Portfolio building improvements per avg. sq. ft. during period $ 0.16 $ 0.22 $ 0.11 $ 0.64 $ 0.46 SHOP fixed assets and capital improvements per avg. unit managed during period $ 1,108 $ 857 $ 400 $ 1,305 $ 1,026 Development, redevelopment and other activities - Medical Office and Life Science Portfolio $ 537 $ 1,112 $ 713 $ 120 $ 2,410 Development, redevelopment and other activities - SHOP 11,714 5,705 1,189 22,559 23,020 Total development, redevelopment and other activities $ 12,251 $ 6,817 $ 1,902 $ 22,679 $ 25,430 Capital expenditures by segment: Medical Office and Life Science Portfolio $ 5,400 $ 9,373 $ 7,661 $ 19,000 $ 15,135 SHOP 39,637 27,328 11,280 55,511 48,998 Wellness centers 5,488 4,591 6,923 4,928 3,909 Total capital expenditures $ 50,525 $ 41,292 $ 25,864 $ 79,439 $ 68,042

Q3 2024 14 DHC does not have any significant ongoing redevelopments as of September 30, 2024. (1) Reflects units prior to redevelopment. Redevelopment Information (dollars in millions) RETURN TO TABLE OF CONTENTS Medical Office and Life Science Portfolio As of September 30, 2024 Project Location Type of Property Number of Units (1) Estimated Project Costs Total Costs Incurred as of September 30, 2024 Estimated Completion Date Pueblo Norte Senior Living Scottsdale, AZ IL/AL 197 $ 26.6 $ 17.3 Q2 2025 23 refresh projects Various IL/AL/MC 3,873 25.6 6.4 Q4 2024 $ 52.2 $ 23.7 SHOP

Q3 2024 15 Property Dispositions Information Since January 1, 2024 Dispositions: Date Sold Location Segment Number of Properties Gross Sales Price Gross Sales Price Per Square Foot Occupancy (1) 3/28/2024 Phoenix, AZ Medical Office and Life Science Portfolio 1 $ 3,600 $ 28.55 100.0% 6/3/2024 Irving, TX Medical Office and Life Science Portfolio 1 4,200 $ 44.62 0.0% 7/22/2024 Buffalo Grove, IL Medical Office and Life Science Portfolio 1 6,175 $ 95.21 47.9% 7/31/2024 Eagan, MN Medical Office and Life Science Portfolio 1 15,100 $ 107.23 65.4% 11/1/2024 Overland Park, KS Medical Office and Life Science Portfolio 1 6,600 $ 27.57 26.1 % Total Dispositions 5 $ 35,675 $ 53.63 46.9 % RETURN TO TABLE OF CONTENTS (dollars in thousands, except gross sales price per square foot or unit) (1) Occupancy is presented as of the month end prior to the date of sale. (2) Represents gross sales price per square foot for our Medical Office and Life Science Portfolio and gross sales price per unit for both the SHOP segment and Non- Segment properties. (3) Occupancy is presented as of September 30, 2024 for DHC's Medical Office and Life Science Portfolio and Non-Segment properties and for the three months ended September 30, 2024 for DHC's SHOP segment. (4) DHC has entered into agreements or letters of intent to sell 22 of the properties that secure its $940,534 senior secured notes due 2026 for an aggregate sales price of $302,100, excluding closing costs. DHC is required to use the proceeds from these sales to partially redeem these senior secured notes. DHC expects the sale of these 22 properties to occur during the fourth quarter of 2024 and the first quarter of 2025. Under Agreement or Letter of Intent: Segment Number of Properties Estimated Gross Sales Price Gross Sales Price Per Square Foot or Unit (2) Occupancy (3) Medical Office and Life Science Portfolio (4) 7 $ 197,700 $ 306.57 24.2 % SHOP 3 15,380 $ 50,927 64.7 % Non-Segment (4) 18 135,000 $ 154,110 100.0 % Total Under Agreement or Letter of Intent 28 $ 348,080

Q3 2024 16 Investments in Unconsolidated Joint Ventures (1) (dollars in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2024 Three Months Ended September 30, 2024 Joint Venture Location Type of Property Number of Properties Square Feet Occupancy Weighted Average Lease Term DHC Ownership DHC Carrying Value of Investment Joint Venture FFO Joint Venture EBITDAre Seaport Innovation LLC Boston, MA Life Science 1 1,134,479 100% 19.4 years 10% $ 65,590 $ 17,818 $ 23,503 The LSMD Fund REIT LLC Various Medical Office / Life Science 10 1,068,763 98% 5.8 years 20% 44,923 2,454 8,834 Total / Weighted Average 11 2,203,242 99% 15.2 years $ 110,513 $ 20,272 $ 32,337 Investments in Unconsolidated Joint Ventures Unconsolidated Debt Joint Venture Secured Debt (2) Coupon Rate Maturity Date Principal Balance (3) DHC Ownership DHC Share of Principal Balance (4) Seaport Innovation LLC Fixed Rate - 1 Property (5) 3.530% 11/6/2028 $ 620,000 10% $ 62,000 The LSMD Fund REIT LLC Fixed Rate - 9 Properties 3.457% 2/11/2032 189,800 20% 37,960 The LSMD Fund REIT LLC Floating Rate - 1 Property (6) 6.380% 2/9/2025 266,825 20% 53,365 Total / Weighted Average 4.223% $ 1,076,625 $ 153,325 (1) DHC's property list, including properties owned by these unconsolidated joint ventures, is available on DHC's website. (2) The mortgage loans require interest-only payments until the respective maturity dates. (3) Reflects the entire balance of the debt secured by the properties. DHC continues to provide certain guarantees on the debt secured by the Seaport Innovation LLC property. The debt secured by The LSMD Fund REIT LLC properties is non-recourse to DHC. (4) Reflects DHC's proportionate share of the principal debt balances based on its ownership percentage of the joint ventures. (5) This mortgage loan requires interest only payments until the anticipated repayment date on August 6, 2026, at which time all accrued and unpaid interest along with the principal balance of $620,000 is expected to be repaid. This mortgage loan matures on November 6, 2028 and any unpaid principal from the anticipated repayment date through the maturity date bears interest at a variable rate of the greater of 6.53% or the then effective U.S. swap rate for the swap terminating on the maturity date plus 5.00%. (6) This mortgage loan matures on February 9, 2025 and requires interest to be paid at SOFR plus a premium of 1.90%. The joint venture has also purchased an interest rate cap through February 2025 with a SOFR strike rate equal to 4.48%. The maturity date of this mortgage loan is subject to two remaining one-year extension options.

Q3 2024 17 Investments in Unconsolidated Joint Ventures (continued) (1) (dollars in thousands) RETURN TO TABLE OF CONTENTS As of September 30, 2024 (1) DHC's property list, including properties owned by these unconsolidated joint ventures, is available on DHC's website. (2) In August 2024, Vertex Pharmaceuticals Inc. renewed its lease originally set to expire in December 2028 and extended for an additional 15.5 years through June 2044. (3) Based on the aggregate annualized rental income of DHC's unconsolidated joint ventures. A nn ua liz ed R en ta l I nc om e Seaport Innovation LLC The LSMD Fund REIT LLC 2024 2025 2026 2027 2028 2029 2030 and thereafter $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 Unconsolidated Joint Ventures Lease Expiration Schedule Number of Leases Expiring 4 17 10 6 12 16 36 % of Total Annualized Rental Income Expiring 0.3% 2.9% 2.4% 0.7% 1.4% 6.5% 85.8% Major Tenants of Unconsolidated Joint Ventures Joint Venture Tenant % of Annualized Rental Income of Joint Ventures (3) Seaport Innovation LLC Vertex Pharmaceuticals Inc. 67.1% The LSMD Fund REIT LLC Cedars-Sinai Medical Center 10.5% The LSMD Fund REIT LLC Seattle Genetics, Inc. 2.6% The LSMD Fund REIT LLC Complete Genomics, Inc. 1.7% The LSMD Fund REIT LLC Stryker Corporation 1.7% Life Science: 76% Medical Office: 24% Property Type (3) MA: 71% CA: 21% TX: 3% WA: 3% NY: 2% Geographic Diversification (3) (2)

Q3 2024 18 FL: 10% CA: 9% TX: 9% GA: 7% MD: 4% NC: 4% WI: 4% VA: 4% IN: 4% IL: 4% 26 Other States + D.C.: 41% (based on Gross Book Value of Real Estate Assets as of September 30, 2024) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Assisted Living: 15% Independent Living: 33% SNFs: 3% Life Science: 15% Medical Office: 29% Wellness Centers: 5% Property Type(1) (2) (based on Q3 2024 NOI)

Q3 2024 19 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of September 30, 2024 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q3 2024 Total Revenues % of Q3 2024 Total NOI Q3 2024 Q3 2024 Revenues NOI Medical office 76 5,629,613 $ 1,421,310 19.8% $ 252 $ 36,000 9.6% $ 18,357 28.7 % Life science 23 2,562,464 762,449 10.6% $ 298 16,901 4.6% 9,470 14.8 % Subtotal Medical Office and Life Science Portfolio 99 8,192,077 sq. ft. 2,183,759 30.4% $ 267 52,901 14.2% 27,827 43.5 % SHOP 232 25,152 units 4,584,255 63.9% $ 182,262 312,005 83.5% 27,433 42.9 % Triple net leased senior living communities 27 2,062 units 201,392 2.8% $ 97,668 5,235 1.4% 5,232 8.2 % Wellness centers 10 812,000 sq. ft. 204,494 2.9% $ 252 3,499 0.9% 3,451 5.4 % Total 368 $ 7,173,900 100.0% $ 373,640 100.0% $ 63,943 100.0%

Q3 2024 20 (1) Same property includes those properties classified as same property for the three months ended September 30, 2024 for all periods presented. RETURN TO TABLE OF CONTENTS CONSOLIDATED RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended 9/30/2024 6/30/2024 9/30/2023 Number of Properties 99 101 105 Square Feet 8,192 8,396 8,809 Occupancy 80.8% 81.5% 85.8 % Rental Income $ 52,901 $ 54,555 $ 55,058 NOI $ 27,827 $ 30,273 $ 29,274 Cash Basis NOI $ 27,297 $ 29,862 $ 28,527 NOI Margin % 52.6% 55.5% 53.2 % Cash Basis NOI Margin % 51.9% 55.0% 52.3 % Sequential NOI % Change (8.1) % Sequential Cash Basis NOI % Change (8.6) % Year Over Year NOI % Change (4.9) % Year Over Year Cash Basis NOI % Change (4.3) % SAME PROPERTY RESULTS OF OPERATIONS (1) (dollars and sq. ft. in thousands) As of and For the Three Months Ended 9/30/2024 6/30/2024 9/30/2023 Number of Properties 90 90 90 Square Feet 7,287 7,286 7,277 Occupancy 87.8% 89.3% 93.7 % Rental Income $ 51,440 $ 52,315 $ 51,830 NOI $ 29,481 $ 31,072 $ 29,666 Cash Basis NOI $ 29,035 $ 30,776 $ 29,090 NOI Margin % 57.3% 59.4% 57.2 % Cash Basis NOI Margin % 56.7% 59.0% 56.6 % Sequential NOI % Change (5.1) % Sequential Cash Basis NOI % Change (5.7) % Year Over Year NOI % Change (0.6) % Year Over Year Cash Basis NOI % Change (0.2) % Medical Office and Life Science Portfolio and Same Property - Results of Operations 101 West Ponce De Leon Avenue Decatur, GA

Q3 2024 21RETURN TO TABLE OF CONTENTS CONSOLIDATED RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2024 As of and For the Three Months Ended September 30, 2023 Medical Office Life Science Total Medical Office and Life Science Portfolio Medical Office Life Science Total Medical Office and Life Science Portfolio Number of Properties 76 23 99 81 24 105 Square Feet 5,630 2,562 8,192 6,188 2,621 8,809 Occupancy 82.2% 77.6% 80.8% 85.8% 85.9% 85.8 % Rental Income $ 36,000 $ 16,901 $ 52,901 $ 37,972 $ 17,086 $ 55,058 NOI $ 18,357 $ 9,470 $ 27,827 $ 19,428 $ 9,846 $ 29,274 Cash Basis NOI $ 18,045 $ 9,252 $ 27,297 $ 19,029 $ 9,498 $ 28,527 NOI Margin % 51.0% 56.0% 52.6% 51.2% 57.6% 53.2 % Cash Basis NOI Margin % 50.4% 55.3% 51.9% 50.4% 56.6% 52.3 % NOI % Change (5.5) % (3.8) % (4.9) % Cash Basis NOI % Change (5.2) % (2.6) % (4.3) % SAME PROPERTY RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2024 As of and For the Three Months Ended September 30, 2023 Medical Office Life Science Total Medical Office and Life Science Portfolio Medical Office Life Science Total Medical Office and Life Science Portfolio Number of Properties 71 19 90 71 19 90 Square Feet 5,265 2,022 7,287 5,255 2,022 7,277 Occupancy 85.0% 95.2% 87.8% 93.3% 94.9% 93.7 % Rental Income $ 34,918 $ 16,522 $ 51,440 $ 35,724 $ 16,106 $ 51,830 NOI $ 18,974 $ 10,507 $ 29,481 $ 19,484 $ 10,182 $ 29,666 Cash Basis NOI $ 18,735 $ 10,300 $ 29,035 $ 19,284 $ 9,806 $ 29,090 NOI Margin % 54.3% 63.6% 57.3% 54.5% 63.2% 57.2 % Cash Basis NOI Margin % 53.8% 63.0% 56.7% 54.1% 62.2% 56.6 % NOI % Change (2.6) % 3.2% (0.6) % Cash Basis NOI % Change (2.8) % 5.0% (0.2) % Medical Office and Life Science Portfolio and Same Property - Results of Operations (continued) Three Months Ended September 30, 2024 and 2023

Q3 2024 22 SHOP Units by Operator RETURN TO TABLE OF CONTENTS Unit Count as of September 30, 2024 Manager Location Number of Properties (1) Assisted Living Independent Living and Active Adult Memory Care Skilled Nursing Total Five Star Senior Living Various (28 States) 119 6,439 9,603 1,564 — 17,606 Charter Senior Living FL/MD/TN/VA/IL/ WI 30 1,338 — 421 — 1,759 Oaks-Caravita Senior Care GA/SC 26 1,061 40 314 — 1,415 Phoenix Senior Living AL/AR/KY/MO/ NC/SC 23 933 147 213 164 1,457 Stellar Senior Living (2) CO/TX/WY 10 — 177 — 917 1,094 Northstar Senior Living AZ/CA 7 121 — 297 — 418 Navion Senior Solutions SC 5 213 — 25 — 238 Life Care Services DE 3 73 194 12 238 517 Oaks Senior Living GA 3 159 — 105 — 264 IntegraCare Senior Living PA 2 113 — 33 — 146 Omega Senior Living NE 1 69 — — — 69 The RMR Group TX 1 — 169 — — 169 Total 230 10,519 10,330 2,984 1,319 25,152 % of Total 41.8% 41.1% 11.9% 5.2% 100% (1) Excludes two closed senior living communities. Additionally, in September 2024 DHC initiated the closure of a Five Star Senior Living managed community with 120 units, which it expects to close during the fourth quarter of 2024. This community had NOI of $(0.4) million for the three months ended September 30, 2024. (2) Includes two properties with 200 units (192 SNF units and 8 IL units) classified as held for sale as of September 30, 2024.

Q3 2024 23 SHOP Segment and Same Property - Results of Operations RETURN TO TABLE OF CONTENTS CONSOLIDATED RESULTS OF OPERATIONS As of and For the Three Months Ended 9/30/2024 6/30/2024 9/30/2023 Number of Properties 232 232 234 Number of Units 25,152 25,230 25,302 Occupancy 79.4% 79.0% 78.4 % Average Monthly Rate $ 5,199 $ 5,161 $ 4,933 Year Over Year Average Monthly Rate % Change 5.4 % Residents Fees and Services $ 312,005 $ 308,522 $ 293,134 Property Operating Expenses (284,572) (279,538) (272,445) NOI $ 27,433 $ 28,984 $ 20,689 NOI Margin % 8.8% 9.4% 7.1 % Sequential NOI % Change (5.4) % Year Over Year NOI % Change 32.6 % SAME PROPERTY RESULTS OF OPERATIONS (1) As of and For the Three Months Ended 9/30/2024 6/30/2024 9/30/2023 Number of Properties 213 213 213 Number of Units 23,968 23,968 23,968 Occupancy 80.3% 79.9% 79.0 % Average Monthly Rate $ 5,179 $ 5,140 $ 4,914 Year Over Year Average Monthly Rate % Change 5.4 % Residents Fees and Services $ 299,297 $ 295,842 $ 280,679 Property Operating Expenses (268,883) (265,461) (258,709) NOI $ 30,414 $ 30,381 $ 21,970 NOI Margin % 10.2% 10.3% 7.8 % Sequential NOI % Change 0.1 % Year Over Year NOI % Change 38.4% (1) Same property includes those properties classified as same property for the three months ended September 30, 2024 for all periods presented. (dollars in thousands, except average monthly rate) (dollars in thousands, except average monthly rate) Rios Las Palmas 877 East March Lane Stockton, CA

Q3 2024 24RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended September 30, 2024 As of and For the Three Months Ended September 30, 2023 Five Star Managed Communities Other Operator Managed Communities Total SHOP Segment Five Star Managed Communities Other Operator Managed Communities Total SHOP Segment Number of Properties 119 113 232 119 115 234 Number of Units 17,606 7,546 25,152 17,655 7,647 25,302 Occupancy 79.5% 79.4% 79.4% 78.4% 78.5% 78.4 % Average Monthly Rate $ 4,785 $ 6,169 $ 5,199 $ 4,540 $ 5,849 $ 4,933 Average Monthly Rate % Change 5.4% 5.5% 5.4 % Residents Fees and Services $ 201,194 $ 110,811 $ 312,005 $ 188,769 $ 104,365 $ 293,134 Property Operating Expenses (178,170) (106,402) (284,572) (169,937) (102,508) (272,445) NOI $ 23,024 $ 4,409 $ 27,433 $ 18,832 $ 1,857 $ 20,689 NOI Margin % 11.4% 4.0% 8.8% 10.0% 1.8% 7.1 % NOI % Change 22.3% 137.4% 32.6 % SHOP Segment - Five Star and Other Operator Managed Communities Results of Operations Three Months Ended September 30, 2024 and 2023 CONSOLIDATED RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate)

Q3 2024 25 Senior Living NOI by Manager RETURN TO TABLE OF CONTENTS Q3 2024 NOI Manager Number of Properties SHOP Triple Net Leased Senior Living Communities Total NOI % of Total Q3 2024 NOI (1) Five Star Senior Living 119 $ 23,024 $ — $ 23,024 70.5% Stellar Senior Living 14 1,075 1,050 2,125 6.5% Phoenix Senior Living 23 2,118 — 2,118 6.5% Brookdale Senior Living (2) 18 — 2,026 2,026 6.2% Stratford Retirement 1 — 1,149 1,149 3.5% Oaks Senior Living 3 1,019 — 1,019 3.1% Charter Senior Living 30 673 — 673 2.1% Navion Senior Solutions 5 607 — 607 1.9% Covenant Care 1 — 508 508 1.6% Northstar Senior Living 7 414 — 414 1.3% Remaining 38 (1,497) 499 (998) (3.2)% Total 259 $ 27,433 $ 5,232 $ 32,665 100.0% (1) Percentage calculated based on total NOI for the three months ended September 30, 2024 for SHOP and triple net leased senior living communities. (2) DHC entered into an agreement to sell these 18 communities for $135,000, excluding closing costs. DHC expects the sale to close during the fourth quarter of 2024. (dollars in thousands)

Q3 2024 26 Senior Living Results of Operations by Location RETURN TO TABLE OF CONTENTS Q3 2024 NOI Core-Based Statistical Areas Number of Properties SHOP Triple Net Leased Senior Living Communities Total NOI % of Total Q3 2024 NOI Chicago, IL 2 $ 2,819 $ — $ 2,819 8.6% Washington, DC 6 2,087 — 2,087 6.4% Tampa, FL 2 1,803 — 1,803 5.5% Miami, FL 10 1,721 — 1,721 5.3% New York, NY 4 1,558 — 1,558 4.8% Baltimore, MD 4 1,406 — 1,406 4.3% Knoxville, TN 4 882 384 1,266 3.9% Indianapolis, IN 4 (74) 1,149 1,075 3.3% Dallas, TX 3 991 — 991 3.0% Louisville, KY 1 976 — 976 3.0% Denver, CO 4 843 112 955 2.9% Boston, MA 1 865 — 865 2.6% San Antonio, TX 4 860 — 860 2.6% San Diego, CA 3 835 — 835 2.6% Lexington, KY 2 792 — 792 2.4% Albuquerque, NM 1 769 — 769 2.4% Virginia Beach, VA 7 732 — 732 2.2% Seattle, WA 2 — 638 638 2.0% Colorado Springs, CO 2 328 304 632 1.9% Atlanta, GA 14 620 — 620 1.9% Remaining 179 6,620 2,645 9,265 28.4% Total Senior Living 259 $ 27,433 $ 5,232 $ 32,665 100.0% As of and For the Three Months Ended NOI Occupancy Average Monthly Rate Markets Number of Properties 9/30/2024% 9/30/2023 Change 9/30/2024 9/30/2023 Basis Point Change 9/30/2024 9/30/2023 Change Primary 84 $ 15,592 56.8% $ 10,125 54.0% 78.5% 77.6% 90 $ 5,334 $ 5,024 6.2 % Secondary 63 5,472 19.9% 3,235 69.1% 78.1% 76.9% 120 $ 4,914 $ 4,718 4.2 % Other 85 6,369 23.3% 7,329 (13.1) % 82.5% 81.5% 100 $ 5,216 $ 4,965 5.1 % Total / Average SHOP 232 $ 27,433 100.0% $ 20,689 32.6% 79.4% 78.4% 100 $ 5,199 $ 4,933 5.4% (dollars in thousands, except average monthly rate)

Q3 2024 27 Portfolio Leasing Summary (1) (1) The leasing summary on this page is based on leases entered into during the periods indicated. (2) Leasing data is only presented for periods in which there is leasing activity. (3) Percent difference in prior rents charged for same space or, in the case of vacant space acquired, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to DHC, exclude lease value amortization and are net of lease concessions. RETURN TO TABLE OF CONTENTS Medical Office and Life Science Portfolio Wellness Centers (2) As of and For the Three Months Ended As of and For the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 3/31/2024 Properties 99 101 102 102 105 10 Total square feet 8,192 8,396 8,487 8,610 8,809 812 Occupancy 80.8% 81.5% 82.9% 86.9% 85.8% 100.0 % Leasing Activity (sq. ft.): New leases 28 37 25 37 45 — Renewals 55 64 76 163 244 130 Total 83 101 101 200 289 130 % Change in GAAP Rent: (3) New leases 6.4% 17.5% 35.3% 34.2% 25.7% — % Renewals 4.2% 9.2% 7.0% 15.2% 12.1% 7.5 % Total 4.8% 12.1% 11.5% 18.1% 14.8% 7.5 % Weighted Average Lease Term (years): New leases 9.0 7.9 6.3 8.8 14.8 — Renewals 6.8 4.2 2.9 6.7 6.2 5.0 Total 7.4 5.6 3.6 7.1 8.1 5.0 Leasing Costs and Concession Commitments: New leases $ 2,157 $ 3,302 $ 1,418 $ 3,325 $ 8,054 $ — Renewals 1,652 822 696 2,634 6,533 — Total $ 3,809 $ 4,124 $ 2,114 $ 5,959 $ 14,587 $ — Leasing Costs and Concession Commitments per Sq. Ft.: New leases $ 77.08 $ 89.48 $ 56.49 $ 88.60 $ 175.80 $ — Renewals $ 30.25 $ 12.82 $ 9.18 $ 16.17 $ 26.85 $ — Total $ 46.12 $ 40.81 $ 20.95 $ 29.73 $ 50.45 $ — Leasing Costs and Concession Commitments per Sq. Ft. per Year: New leases $ 8.58 $ 11.30 $ 8.97 $ 10.08 $ 11.87 $ — Renewals $ 4.44 $ 3.06 $ 3.16 $ 2.41 $ 4.31 $ — Total $ 6.21 $ 7.32 $ 5.88 $ 4.20 $ 6.24 $ — (dollars and sq. ft. in thousands, except per sq. ft. data)

Q3 2024 28 As of September 30, 2024 Tenants Representing 1% Or More of Total Annualized Rental Income RETURN TO TABLE OF CONTENTS (dollars in thousands) Tenant Type of Property Annualized Rental Income % of Annualized Rental Income Expiration 1 Advocate Aurora Health Medical office $ 16,939 6.8% 2026 - 2031 2 Life Time Athletic (1) Wellness center 12,284 4.9% 2040 - 2044 3 Brookdale Senior Living, Inc. (2) Senior living 9,836 4.0% 2032 4 Alamar Biosciences, Inc. Life science 6,851 2.8% 2034 5 KSQ Therapeutics, Inc. Life science 5,434 2.2% 2032 6 Merck & Co. Inc. Life science 5,335 2.1% 2033 7 Medtronic, Inc. Medical office 5,281 2.1% 2027 - 2028 8 Stratford Retirement, LLC Senior living 5,143 2.1% 2033 9 Sonova Holding AG Life science 5,085 2.0% 2033 10 Boston Children's Hospital Medical office 4,779 1.9% 2028 11 Magellan Health Inc. Medical office 4,688 1.9% 2025 12 Stellar Senior Living, LLC Senior living 4,628 1.9% 2027 13 Tokio Marine Holdings Inc. Medical office 4,335 1.7% 2024 - 2033 14 Abbvie Inc. Life science 3,965 1.6% 2027 15 United Healthcare Services, Inc. Medical office 3,926 1.6% 2026 16 Hawaii Pacific Health Medical office 3,792 1.5% 2026 - 2029 17 HCA Holdings Inc. Medical office 3,704 1.5% 2024 - 2029 18 Revvity, Inc. Life science 3,681 1.5% 2028 19 McKesson Corporation Medical office 3,668 1.5% 2025 - 2029 20 New York University Medical office 3,245 1.3% 2024 - 2028 21 Ultragenyx Pharmaceutical Inc. Life science 3,107 1.2% 2026 22 Sentara Health Medical office 3,015 1.2% 2027 - 2032 23 WRA Management, Inc. Medical office 2,594 1.0% 2025 - 2045 All Other Tenants 123,503 49.7% 2024 - 2043 Total Tenants $ 248,818 100.0% (1) Includes $1,965 of annualized rental income from a 20 year lease DHC entered into with Life Time Athletic in March 2023, which is expected to commence during the first quarter of 2025. (2) DHC entered into an agreement to sell this portfolio for a sales price of $135,000, excluding closing costs. DHC expects this sale to close during the fourth quarter of 2024.

Q3 2024 29 Medical Office and Life Science Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2024 Annualized Rental Income Expiring (1) Year Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2024 $ 2,815 1.3% 1.3% 2025 16,149 7.7% 9.0% 2026 22,940 10.9% 19.9% 2027 23,879 11.4% 31.3% 2028 34,652 16.5% 47.8% 2029 18,496 8.8% 56.6% 2030 9,393 4.5% 61.1% 2031 25,342 12.1% 73.2% 2032 14,082 6.7% 79.9% 2033 and thereafter 41,803 20.1% 100.0% Total $ 209,551 100.0% Average remaining lease term (weighted by annualized rental income): 5.3 years Square Feet with Leases Expiring (1) Year Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring 2024 78,107 1.2% 1.2% 2025 587,455 8.9% 10.1% 2026 720,700 10.9% 21.0% 2027 955,548 14.4% 35.4% 2028 1,151,500 17.4% 52.8% 2029 628,219 9.5% 62.3% 2030 342,152 5.2% 67.5% 2031 835,058 12.6% 80.1% 2032 358,303 5.4% 85.5% 2033 and thereafter 961,050 14.5% 100.0% Total 6,618,092 100.0% 7150 N. President George Bush Turnpike Garland, TX (1) Excludes leases that expired on September 30, 2024.

Q3 2024 30 Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2024 — — $ — —% —% 2025 — — — —% —% 2026 — — — —% —% 2027 4 533 units 4,628 11.8% 11.8% 2028 — — — —% 11.8% 2029 1 155 units 547 1.4% 13.2% 2030 5 283 units and 129,500 sq. ft. 5,046 12.9% 26.1% 2031 — — — —% 26.1% 2032 (1) 18 876 units 9,836 25.0% 51.1% 2033 and thereafter 8 215 units and 682,500 sq. ft. 19,210 48.9% 100.0% Total (2) 36 $ 39,267 100.0% Average remaining lease term (weighted by annualized rental income): 10.3 years Non-Segment Lease Expiration Schedule As of September 30, 2024 RETURN TO TABLE OF CONTENTS (1) DHC entered into an agreement to sell these 18 communities for $135,000, excluding closing costs. DHC expects this sale to close during the fourth quarter of 2024. (2) Excludes one closed senior living community. (dollars in thousands)

Q3 2024 31 The Company: DHC is a REIT focused on owning high-quality healthcare properties located throughout the United States. DHC seeks diversification across the health services spectrum by care delivery and practice type, by scientific research disciplines and by property type and location. As of September 30, 2024, DHC’s approximately $7.2 billion portfolio included 368 properties in 36 states and Washington, D.C., occupied by approximately 500 tenants, and totaling approximately 8.2 million square feet of medical office and life science properties and more than 27,000 senior living units. DHC is included in 115 market indices and comprises more than 1% of the following indices as of September 30, 2024: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC), Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV), Invesco FTSE RAFI US 1500 Small-Mid ETF INAV Index (PRFZIV) and Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV). Management: DHC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2024, RMR had nearly $41 billion of real estate assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, approximately 2,000 properties and over 18,000 employees. DHC believes that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. DHC also believes RMR provides management services to it at costs that are lower than DHC would have to pay for similar quality services if DHC were self- managed. Company Profile and Research Coverage RETURN TO TABLE OF CONTENTS Equity Research Coverage B. Riley Securities, Inc. JMP Securities Bryan Maher Aaron Hecht (646) 885-5423 (415) 835-3963 bmaher@brileyfin.com ahecht@jmpsecurities.com RBC Capital Markets Michael Carroll (440) 715-2649 michael.carroll@rbccm.com Rating Agencies and Issuer Ratings Moody’s Investors Service S & P Global Christian Azzi Alan Zigman (212) 553-9342 (416) 507-2556 christian.azzi@moodys.com alan.zigman@spglobal.com DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Q3 2024 32 Board of Trustees Christopher J. Bilotto John L. Harrington Managing Trustee Independent Trustee Lisa Harris Jones Phyllis M. Hollis Lead Independent Trustee Independent Trustee Dawn K. Neher Adam D. Portnoy Independent Trustee Chair of the Board & Managing Trustee Jeffrey P. Somers Independent Trustee Executive Officers Christopher J. Bilotto Matthew C. Brown President and Chief Executive Officer Chief Financial Officer and Treasurer Governance Information RETURN TO TABLE OF CONTENTS Leisure Park 1400 Route 70 Lakewood, NJ

Q3 2024 33 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 61,635 $ 62,870 $ 62,650 $ 67,199 $ 63,390 $ 187,155 $ 191,201 Residents fees and services 312,005 308,522 308,126 294,336 293,134 928,653 857,572 Total revenues 373,640 371,392 370,776 361,535 356,524 1,115,808 1,048,773 Property operating expenses (309,697) (304,065) (307,604) (303,411) (298,432) (921,366) (870,740) NOI 63,943 67,327 63,172 58,124 58,092 194,442 178,033 Non-cash straight line rent adjustments included in rental income (658) (656) (291) (238) (676) (1,605) 1,333 Lease value amortization included in rental income 27 29 28 22 22 84 (264) Lease termination fees included in rental income — — (203) (419) (413) (203) (2,900) Non-cash amortization included in property operating expenses (199) (199) (199) (201) (199) (597) (597) Cash Basis NOI $ 63,113 $ 66,501 $ 62,507 $ 57,288 $ 56,826 $ 192,121 $ 175,605 Reconciliation of Net Loss to NOI and Cash Basis NOI: Net loss $ (98,689) $ (97,861) $ (86,259) $ (102,564) $ (65,779) $ (282,809) $ (191,008) Equity in net (earnings) losses of investees (527) 12,307 (1,898) 22,598 145 9,882 (2,137) Income tax expense 148 170 187 66 189 505 379 Loss on modification or early extinguishment of debt — 209 — 1,393 — 209 1,075 Interest expense 59,443 58,702 57,576 48,853 47,758 175,721 142,922 Interest and other income (2,575) (2,403) (2,237) (2,964) (3,243) (7,215) (12,572) Gains on equity investments, net — — — — — — (8,126) (Gain) loss on sale of properties (111) 13,213 5,874 28 — 18,976 (1,233) Impairment of assets 23,031 6,545 12,142 — 1,156 41,718 18,380 Acquisition and certain other transaction related costs 331 1,826 86 1,041 3,676 2,243 9,812 General and administrative 13,933 6,262 7,568 6,020 6,954 27,763 20,111 Depreciation and amortization 68,959 68,357 70,133 83,653 67,236 207,449 200,430 NOI 63,943 67,327 63,172 58,124 58,092 194,442 178,033 Non-cash straight line rent adjustments included in rental income (658) (656) (291) (238) (676) (1,605) 1,333 Lease value amortization included in rental income 27 29 28 22 22 84 (264) Lease termination fees included in rental income — — (203) (419) (413) (203) (2,900) Non-cash amortization included in property operating expenses (199) (199) (199) (201) (199) (597) (597) Cash Basis NOI $ 63,113 $ 66,501 $ 62,507 $ 57,288 $ 56,826 $ 192,121 $ 175,605

Q3 2024 34 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment RETURN TO TABLE OF CONTENTS (dollars in thousands) For the Three Months Ended September 30, 2024 For the Three Months Ended June 30, 2024 For the Three Months Ended September 30, 2023 Calculation of NOI and Cash Basis NOI: Medical Office and Life Science Portfolio SHOP Non- Segment Total Medical Office and Life Science Portfolio SHOP Non- Segment Total Medical Office and Life Science Portfolio SHOP Non- Segment Total Rental income / residents fees and services $ 52,901 $ 312,005 $ 8,734 $ 373,640 $ 54,555 $ 308,522 $ 8,315 $ 371,392 $ 55,058 $ 293,134 $ 8,332 $ 356,524 Property operating expenses (25,074) (284,572) (51) (309,697) (24,282) (279,538) (245) (304,065) (25,784) (272,445) (203) (298,432) NOI $ 27,827 $ 27,433 $ 8,683 $ 63,943 $ 30,273 $ 28,984 $ 8,070 $ 67,327 $ 29,274 $ 20,689 $ 8,129 $ 58,092 NOI $ 27,827 $ 27,433 $ 8,683 $ 63,943 $ 30,273 $ 28,984 $ 8,070 $ 67,327 $ 29,274 $ 20,689 $ 8,129 $ 58,092 Non-cash straight line rent adjustments included in rental income (358) — (300) (658) (241) — (415) (656) (156) — (520) (676) Lease value amortization included in rental income 27 — — 27 29 — — 29 21 — 1 22 Lease termination fees included in rental income — — — — — — — — (413) — — (413) Non-cash amortization included in property operating expenses (199) — — (199) (199) — — (199) (199) — — (199) Cash Basis NOI $ 27,297 $ 27,433 $ 8,383 $ 63,113 $ 29,862 $ 28,984 $ 7,655 $ 66,501 $ 28,527 $ 20,689 $ 7,610 $ 56,826 Reconciliation of NOI to Same Property NOI: NOI $ 27,827 $ 27,433 $ 8,683 $ 63,943 $ 30,273 $ 28,984 $ 8,070 $ 67,327 $ 29,274 $ 20,689 $ 8,129 $ 58,092 NOI of properties not included in same property results 1,654 2,981 (2,026) 2,609 799 1,397 (2,025) 171 392 1,281 (2,026) (353) Same Property NOI $ 29,481 $ 30,414 $ 6,657 $ 66,552 $ 31,072 $ 30,381 $ 6,045 $ 67,498 $ 29,666 $ 21,970 $ 6,103 $ 57,739 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 29,481 $ 30,414 $ 6,657 $ 66,552 $ 31,072 $ 30,381 $ 6,045 $ 67,498 $ 29,666 $ 21,970 $ 6,103 $ 57,739 Non-cash straight line rent adjustments included in rental income (296) — (292) (588) (155) — (407) (562) (318) — (501) (819) Lease value amortization included in rental income 27 — — 27 29 — — 29 20 — 1 21 Lease termination fees included in rental income — — — — — — — — (108) — — (108) Non-cash amortization included in property operating expenses (177) — — (177) (170) — — (170) (170) — — (170) Same Property Cash Basis NOI $ 29,035 $ 30,414 $ 6,365 $ 65,814 $ 30,776 $ 30,381 $ 5,638 $ 66,795 $ 29,090 $ 21,970 $ 5,603 $ 56,663

Q3 2024 35 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Net loss $ (98,689) $ (97,861) $ (86,259) $ (102,564) $ (65,779) $ (282,809) $ (191,008) Interest expense 59,443 58,702 57,576 48,853 47,758 175,721 142,922 Income tax expense 148 170 187 66 189 505 379 Depreciation and amortization 68,959 68,357 70,133 83,653 67,236 207,449 200,430 EBITDA 29,861 29,368 41,637 30,008 49,404 100,866 152,723 (Gain) loss on sale of properties (111) 13,213 5,874 28 — 18,976 (1,233) Impairment of assets 23,031 6,545 12,142 — 1,156 41,718 18,380 Equity in net (earnings) losses of investees (527) 12,307 (1,898) 22,598 145 9,882 (2,137) Share of EBITDAre from unconsolidated joint ventures 4,117 3,872 3,838 3,781 3,762 11,827 11,305 Adjustments to reflect DHC's share of EBITDAre attributable to an equity method investment (1) 2,222 13,282 1,047 — — 16,551 (1,117) EBITDAre 58,593 78,587 62,640 56,415 54,467 199,820 177,921 General and administrative expense paid in common shares 925 940 558 340 666 2,423 1,500 Business management incentive fees 6,934 (849) 849 — — 6,934 — Acquisition and certain other transaction related costs 331 1,826 86 1,041 3,676 2,243 9,812 Loss on modification or early extinguishment of debt — 209 — 1,393 — 209 1,075 Gains on equity securities, net — — — — — — (8,126) Adjustments to reflect DHC's share of Adjusted EBITDAre attributable to an equity method investment (1) 34 (11,818) (73) — — (11,857) 1,455 Adjusted EBITDAre $ 66,817 $ 68,895 $ 64,060 $ 59,189 $ 58,809 $ 199,772 $ 183,637 RETURN TO TABLE OF CONTENTS (1) For the three months ended March 31, 2024, represents DHC's 34% pro rata share of AlerisLife's EBITDAre and Adjusted EBITDAre for DHC's period of ownership from February 16, 2024 to March 31, 2024.

Q3 2024 36 Calculation and Reconciliation of FFO, Normalized FFO and CAD (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Net loss $ (98,689) $ (97,861) $ (86,259) $ (102,564) $ (65,779) $ (282,809) $ (191,008) Depreciation and amortization 68,959 68,357 70,133 83,653 67,236 207,449 200,430 (Gain) loss on sale of properties (111) 13,213 5,874 28 — 18,976 (1,233) Impairment of assets 23,031 6,545 12,142 — 1,156 41,718 18,380 Gains on equity securities, net — — — — — — (8,126) Equity in net (earnings) losses of investees (527) 12,307 (1,898) 22,598 145 9,882 (2,137) Share of FFO from unconsolidated joint ventures 2,273 2,047 2,014 1,930 1,912 6,334 5,808 Adjustments to reflect DHC's share of FFO attributable to an equity method investment (1) 1,698 9,955 582 — — 12,235 (1,586) FFO (3,366) 14,563 2,588 5,645 4,670 13,785 20,528 Business management incentive fees 6,934 (849) 849 — — 6,934 — Acquisition and certain other transaction related costs 331 1,826 86 1,041 3,676 2,243 9,812 Loss on modification or early extinguishment of debt — 209 — 1,393 — 209 1,075 Adjustments to reflect DHC's share of Normalized FFO attributable to an equity method investment (1) 127 (8,919) — — — (8,792) 1,576 Normalized FFO $ 4,026 $ 6,830 $ 3,523 $ 8,079 $ 8,346 $ 14,379 $ 32,991 (1) For the three months ended March 31, 2024, represents DHC's 34% pro rata share of AlerisLife's FFO and Normalized FFO for DHC's period of ownership from February 16, 2024 to March 31, 2024.

Q3 2024 37 Calculation and Reconciliation of FFO, Normalized FFO and CAD (continued) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Normalized FFO $ 4,026 $ 6,830 $ 3,523 $ 8,079 $ 8,346 $ 14,379 $ 32,991 General and administrative expense paid in common shares 925 940 558 340 666 2,423 1,500 Net amortization of debt discounts, premiums and issuance costs 26,188 25,591 24,863 5,195 2,293 76,642 6,616 Non-cash amortization included in expenses (943) (942) (943) (944) (943) (2,828) (2,828) Non-cash straight line rent adjustments included in rental income (658) (656) (291) (238) (676) (1,605) 1,333 Lease value amortization included in rental income 27 29 28 22 22 84 (264) Recurring capital expenditures (38,274) (34,475) (23,962) (56,760) (42,612) (96,711) (104,996) Share of FFO from unconsolidated joint ventures (2,273) (2,047) (2,014) (1,930) (1,912) (6,334) (5,808) Adjustments to reflect DHC's share of FFO and Normalized FFO attributable to an equity method investment (1) (1,825) (1,036) (582) — — (3,443) 10 Unconsolidated joint venture distributions — — 1,231 1,230 1,230 1,231 3,870 CAD $ (12,807) $ (5,766) $ 2,411 $ (45,006) $ (33,586) $ (16,162) $ (67,576) Weighted average common shares outstanding (basic and diluted) 239,667 239,326 239,193 239,175 238,892 239,396 238,722 Per common share data (basic and diluted): Net loss $ (0.41) $ (0.41) $ (0.36) $ (0.43) $ (0.28) $ (1.18) $ (0.80) FFO $ (0.01) $ 0.06 $ 0.01 $ 0.02 $ 0.02 $ 0.06 $ 0.09 Normalized FFO $ 0.02 $ 0.03 $ 0.01 $ 0.03 $ 0.03 $ 0.06 $ 0.14 CAD $ (0.05) $ (0.02) $ 0.01 $ (0.19) $ (0.14) $ (0.07) $ (0.28) (1) For the three months ended March 31, 2024, represents DHC's 34% pro rata share of AlerisLife's FFO and Normalized FFO for DHC's period of ownership from February 16, 2024 to March 31, 2024.

Q3 2024 38 Non-GAAP Financial Measures DHC presents certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations, or FFO, and normalized funds from operations, or Normalized FFO. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of DHC's operating performance or as measures of DHC's liquidity. These measures should be considered in conjunction with net income (loss) as presented in DHC's condensed consolidated statements of income (loss). DHC considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). DHC believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of DHC's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of DHC's properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to DHC's property level results of operations. DHC calculates NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 33 and 34. DHC defines NOI as income from its real estate less its property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that DHC records as depreciation and amortization. DHC defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in property operating expenses. DHC calculates same property NOI and same property Cash Basis NOI in the same manner that it calculates the corresponding NOI and Cash Basis NOI amounts, except that it only includes same properties in calculating same property NOI and same property Cash Basis NOI. DHC uses NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than DHC does. EBITDA, EBITDAre and Adjusted EBITDAre DHC calculates EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 35. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, equity in net earnings or losses of investees, impairment of real estate assets, if any, and including adjustments to reflect DHC's proportionate share of EBITDAre of DHC's equity method investees, as well as certain other adjustments currently not applicable to DHC. In calculating Adjusted EBITDAre, DHC adjusts for the items shown on page 35 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of DHC's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than DHC does. FFO and Normalized FFO DHC calculates FFO and Normalized FFO as shown on page 36. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties, equity in net earnings or losses of investees, loss on impairment of real estate assets, gains or losses on equity securities, net, if any, and including adjustments to reflect DHC's proportionate share of FFO of DHC's equity method investees, plus real estate depreciation and amortization of consolidated properties, as well as certain other adjustments currently not applicable to DHC. In calculating Normalized FFO, DHC adjusts for the items shown on page 36, including similar adjustments for DHC's unconsolidated joint ventures, if any, and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of DHC's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by DHC's Board of Trustees when determining the amount of distributions to its shareholders. Other factors include, but are not limited to, requirements to maintain DHC's qualification for taxation as a REIT, limitations in the agreements governing DHC's debt, the availability to DHC of debt and equity capital, DHC's expectation of its future capital requirements and operating performance and DHC's expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than DHC does. Cash Available for Distribution DHC calculates cash available for distribution, or CAD, as shown on page 37. DHC defines CAD as Normalized FFO minus DHC's proportionate share of Normalized FFO from unconsolidated joint venture properties and its equity method investment, plus operating cash flow distributions received from DHC's unconsolidated joint venture and equity method investment, if any, recurring real estate related capital expenditures, adjustments for other non-cash and nonrecurring items, certain amounts excluded from Normalized FFO but settled in cash, as well as certain other adjustments currently not applicable to DHC. CAD is among the factors considered by DHC's Board of Trustees when determining the amount of distributions to DHC's shareholders. Other real estate companies and REITs may calculate CAD differently than DHC does. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Q3 2024 39 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. AlerisLife AlerisLife means AlerisLife Inc. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC, or Nasdaq, at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of September 30, 2024. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases, and excludes lease value amortization. Amounts of annualized rental income for DHC's medical office and life science properties also exclude 100% of rents pursuant to existing leases as of September 30, 2024 from the medical office and life science properties owned by unconsolidated joint ventures in which DHC owns an equity interest. Average monthly rate Reflects the average monthly residents fees and services per occupied unit for the period presented. The average monthly rate is calculated based on the actual number of days during the period. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Business management incentive fees Business management incentive fees are fees under our management agreement with RMR and are payable after the end of each calendar year, are calculated based on common share total return, as defined, compared to returns for the MSCI U.S. REIT/Health Care REIT Index over the applicable measurement period and are included in general and administrative in DHC's consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, DHC recognizes estimated business management incentive fee expense, if any, in the first, second and third quarters. Although DHC recognizes this expense, if any, in the first, second and third quarters for the purpose of calculating net income (loss), DHC does not include these amounts in the calculation of Normalized FFO or Adjusted EBITDAre until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and modification or early extinguishment of debt, determined together with debt service for the applicable period. Core-Based Statistical Areas (CBSAs) Core-Based Statistical Areas are geographic regions that identify areas as either metropolitan or micropolitan or neither. The Office of Management and Budget defined CBSAs in 2000. CBSAs are reclassified in every census using a combination of data and census information. Coupon rate Coupon rate is the interest rate stated in, or determined pursuant to, the contract terms. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Q3 2024 40 Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time DHC invests in revenue producing capital improvements at certain of its triple net leased senior living communities. As a result, annual rents payable to DHC increase pursuant to the terms of the applicable leases. These capital improvements are not included in DHC's development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants in DHC's Medical Office and Life Science Portfolio. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated construction costs and leasing capital up to stabilization. Five Star Five Star, or Five Star Senior Living, is an operating division of AlerisLife. Five Star managed communities Five Star managed communities are the senior living communities in DHC's SHOP segment that are managed by Five Star. GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which DHC is required to comply with in order to incur debt under its senior secured and unsecured notes indentures and their supplements. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and secured and unsecured notes; excludes effects of debt issuance costs. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at September 30, 2024. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant DHC's maintenance covenant is a financial covenant which it is required to comply with on a quarterly basis pursuant to the indentures governing DHC's senior secured and unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Q3 2024 41 Non-Segment Non-Segment operations consists of triple net leased senior living communities and wellness centers that are leased to third party operators from which DHC receives rents, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for DHC's Medical Office and Life Science Portfolio is presented as of the end of the period shown; occupancy for DHC's SHOP segment is presented for the duration of the period shown. Medical office and life science occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Medical Office and Life Science Portfolio Medical Office and Life Science Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. DHC's medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where DHC is responsible for the operation and maintenance of the properties and DHC charges tenants for some or all of the property operating costs. A small percentage of DHC's medical office and life science property leases are full-service leases where DHC receives fixed rent from its tenants and no reimbursement for its property operating costs. Other operator managed communities Other operator managed communities are senior living communities in DHC's SHOP segment, which are managed by third party managers other than Five Star. Primary markets Primary markets are made up of 31 of the largest CBSAs in the United States. Data for primary markets is often presented aggregated. Principal balance Principal balances are the amounts stated in the contracts less the principal amount of any repayments made. In accordance with GAAP, DHC's carrying values and recorded interest expense may be different because of market conditions at the time DHC assumed certain of these debts. Rent coverage Rent coverage is calculated using the annualized operating cash flows from DHC's triple net lease tenants' operations of DHC's properties, before subordinated charges, if any, divided by annualized rental income. DHC has not independently verified tenant operating data. Rolling four quarter CAD Represents CAD for the preceding twelve month period as of the respective quarter end date. Same Property As of and for the three months ended September 30, 2024, same property consists of properties owned, in service, reported in the same segment and operated by the same operator continuously since July 1, 2023; excludes properties classified as held for sale, closed or out of service, if any, and medical office and life science properties owned by unconsolidated joint ventures in which DHC owns an equity interest. As of and for the nine months ended September 30, 2024, same property consists of properties owned, in service, reported in the same segment and operated by the same operator continuously since January 1, 2023; excludes properties classified as held for sale, closed or out of service, if any, and medical office and life science properties owned by unconsolidated joint ventures in which DHC owns an equity interest. Secondary markets Secondary markets are made up of 68 large CBSAs in the United States that are not included in the primary markets. Data for secondary markets is often presented aggregated. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by third party senior living managers that provide short term and long term residential living and in some cases care and other services for residents where DHC pays fees to the managers to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Q3 2024 42 SNF SNF is a skilled nursing facility. SOFR SOFR is the one month term secured overnight financing rate. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Excludes data from medical office and life science properties owned by unconsolidated joint ventures in which DHC owns an equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at DHC's senior living communities within its SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of September 30, 2024. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Q3 2024 43 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: the performance of and growth in DHC's SHOP segment; DHC’s ability to strengthen performance, improve the balance sheet, reduce debt leverage and position DHC for long-term success and value creation through its initiatives; DHC's pending or potential property dispositions; DHC’s potential exercise of its option to extend the maturity date of its zero coupon senior secured notes; DHC's ability to continue to fund capital expenditures in accordance with its business plan; and DHC's redevelopment, repositioning and construction activities and plans. Forward-looking statements reflect DHC's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause DHC's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause DHC's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: the impact of unfavorable market and commercial real estate industry conditions due to possible reduced demand for healthcare related space and senior living communities, high interest rates, wage and commodity price inflation, limited labor availability, increased insurance costs, supply chain disruptions, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on DHC and its managers and other operators and tenants; DHC's senior living operators' abilities to successfully and profitably operate the communities they manage for DHC; the continuing impact of changing market practices, including those that arose or intensified during the COVID-19 pandemic, or delayed returns to prior market practices on DHC and its managers and other operators and tenants, such as reduced demand for leased medical office, life science and other space of DHC and residencies at senior living communities, increased operating costs and labor availability constraints; the financial strength of DHC's managers and other operators and tenants; whether the aging U.S. population and increasing life spans of seniors will increase the demand for senior living communities and other medical and healthcare related properties and healthcare services; whether DHC’s tenants will renew or extend their leases or whether DHC will obtain replacement tenants on terms as favorable to DHC as its prior leases; the likelihood that DHC's tenants and residents will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions; DHC’s managers’ abilities to increase or maintain rates charged to residents of DHC’s senior living communities and manage operating costs for those communities; DHC's ability to increase or maintain occupancy at its properties on terms desirable to DHC; DHC's ability to increase rents when its leases expire or renew; costs DHC incurs and concessions it grants to lease its properties; risk and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; DHC's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants and residents; DHC's ability to effectively raise and balance its use of debt and equity capital; DHC’s ability to comply with the financial covenants under its debt agreements; DHC's ability to make required payments on its debt; DHC's ability to maintain sufficient liquidity and otherwise manage leverage; DHC's credit ratings; DHC’s ability to sell properties at prices or returns it targets; DHC's ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, or enter into additional real estate joint ventures or to attract co-venturers and benefit from DHC's existing joint ventures or any real estate joint ventures it may enter into; DHC's ability to acquire, develop, redevelop or reposition properties that realize its targeted returns; DHC’s ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of RMR to successfully manage DHC; competition in the real estate industry, particularly in those markets in which DHC’s properties are located; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; exposure to litigation and regulatory and government proceedings due to the nature of the senior living and other health and wellness related service businesses; actual and potential conflicts of interest with DHC's related parties, including DHC’s Managing Trustees, RMR, ABP Trust, AlerisLife and others affiliated with them; limitations imposed by and DHC’s ability to satisfy complex rules to maintain DHC’s qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond DHC’s control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in DHC's periodic filings. The information contained in DHC's filings with the SEC, including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. DHC's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon DHC's forward-looking statements. Except as required by law, DHC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS